Exhibit 99.1

FOR IMMEDIATE RELEASE

Media Contact:

Bill Rader, (224) 948-5353

media@baxter.com

Investor Contact:

Clare Trachtman, (224) 948-3085

BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND

INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017

•	First-Quarter Revenue of $2.5 Billion Increased 4 Percent on a Reported Basis and 7 Percent on an Operational Basis

•	First-Quarter GAAP Earnings Per Share of $0.50; Adjusted Earnings of $0.58 per Share Increased 61 Percent

•	Company Increases Full-Year 2017 Sales Growth Outlook to 1 to 2 Percent on a Reported Basis and 4 to 5 Percent on an Operational Basis

•	Raises Full-Year 2017 GAAP EPS to $1.66 to $1.80; Adjusted EPS to $2.20 to $2.28

DEERFIELD, Ill., April 26, 2017 — Baxter International Inc. (NYSE:BAX) today reported results for the first quarter of 2017 and increased its full-year 2017 guidance.

“Encouraged by a solid start to 2017 and the on-going momentum of our business transformation initiatives, we are raising our full-year sales and earnings outlook,” said José (Joe) E. Almeida, chairman and chief executive officer. “We are driving growth through disciplined execution and particular strength across our U.S. businesses. We will continue to invest in evolving our portfolio through the introduction of innovative products and technologies along with geographic expansion to deliver future growth.”

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BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — Page 2

First-Quarter Financial Results

In the first quarter, worldwide sales totaled $2.5 billion, an increase of 4 percent on a reported basis and 5 percent on a constant currency basis as compared to the prior-year period. Operationally, Baxter’s sales rose 7 percent, which excludes the impact of foreign exchange, generic competition for U.S. cyclophosphamide and the previously communicated select strategic product exits the company is undertaking.

Sales within the U.S. were $1.1 billion, advancing 11 percent on a reported basis. International sales of $1.4 billion declined 1 percent on a reported basis and were comparable to the prior year on a constant currency basis. Baxter’s operational sales increased 13 percent in the U.S. and 2 percent internationally.

Global sales for Hospital Products totaled $1.6 billion in the first quarter, increasing 7 percent on both a reported and constant currency basis and advancing 10 percent operationally as compared to the prior-year period. Contributing to performance in the quarter were strong U.S. sales of IV therapies, IV access sets, and select anesthesia and critical care products along with favorable demand for parenteral nutrition therapies and international biosurgery products.

Baxter’s Renal sales totaled $896 million, comparable to the prior year on a reported basis and grew 1 percent globally on a constant currency basis. Operationally, global Renal sales advanced 2 percent benefitting from increased sales of peritoneal dialysis therapies driven by the continued adoption of the company’s newest Automated Peritoneal Dialysis (APD) cyclers — AMIA in the

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BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — Page 3

U.S. and HOMECHOICE CLARIA in international markets. Additionally, sales of Baxter’s acute renal care products advanced globally, reflecting growing demand for continuous renal replacement therapies (CRRT).

Baxter reported income from continuing operations of $273 million, or $0.50 per diluted share, on a GAAP (Generally Accepted Accounting Principles) basis for the first quarter. These results included special items totaling $62 million ($45 million net after-tax), primarily related to business optimization and intangible asset amortization.

On an adjusted basis, excluding special items, Baxter’s first quarter income from continuing operations totaled $318 million, or $0.58 per diluted share, exceeding the company’s previously issued guidance of $0.50 to $0.52 per diluted share.

Business Highlights

Baxter has recently achieved a number of operational, pipeline and commercial milestones in support of its strategy to drive accelerated growth and deliver meaningful innovation for patients and healthcare professionals around the world.

•	In Surgical Care:

•	Introduced customer-centric enhancements to Baxter’s leading hemostatic agents, FLOSEAL and TISSEEL, designed to enhance patient safety and ease of use for clinicians.

•

Published two health economic data analyses in the Journal of Medical Economics supporting FLOSEAL as a cost-effective hemostat that may contribute to broader cost savings at hospitals as compared to other options.

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BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — Page 4

•

Acquired Wound Care Technologies Incorporated, manufacturer of the DERMACLOSE Continuous Tissue Expander, an innovative wound closure technology that is complementary to Baxter’s surgical portfolio and directly leverages its existing expertise and channel strength.

•	In Integrated Pharmacy Solutions:

•

Entered into an exclusive strategic partnership with Scinopharm, one of the world’s leading active pharmaceutical ingredient (API) manufacturers, to bring to market five generic injectables used in cancer treatments, with an option to add up to 15 additional injectable molecules.

•	In Renal:

•

Surpassed 500,000 patient treatments administered globally utilizing Baxter’s SHARESOURCE Connectivity Platform. SHARESOURCE is the first and only two-way remote patient management system for home dialysis therapy and is available on both AMIA and HOMECHOICE CLARIA APD cyclers.

•

Successful deployment of PRISMAX, Baxter’s next generation continuous renal replacement therapy platform, in several European locations as part of an initial limited distribution prior to the planned full-scale launch in 2018.

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BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — Page 5

Financial Outlook

•

For full-year 2017: Based on the company’s strong first quarter, Baxter is raising its financial outlook for the year. The company now expects sales growth of approximately 1 to 2 percent on a reported basis or 2 to 3 percent on a constant currency basis, and earnings from continuing operations, before special items, of $2.20 to $2.28 per diluted share for the full year. Adjusting for the impact of generic cyclophosphamide competition (an estimated one percent) and selected strategic product exits (an estimated one percent), Baxter expects underlying constant currency sales growth of approximately 4 to 5 percent. This guidance does not include any impact from the company’s proposed acquisition of Claris Injectables, which is expected to close in the second half of 2017.

•

For the second quarter: The company expects flat sales growth on a reported basis, or approximately 2 percent on a constant currency basis. Adjusting for the impact of generic cyclophosphamide competition (less than an estimated one-half percent) and selected strategic product exits (less than an estimated 1 percent), Baxter expects underlying constant currency sales growth of approximately 3 percent. The company expects earnings from continuing operations, before special items, of $0.55 to $0.57 per diluted share.

Please see the schedules accompanying this press release for a reconciliation between the projected 2017 adjusted earnings per diluted share and projected GAAP earnings per diluted share.

A webcast of Baxter’s first quarter conference call for investors can be accessed live from a link on the company’s website at www.baxter.com beginning at 7:30 a.m. CST on April 26, 2017. Please see www.baxter.com for more information regarding this and future investor events and webcasts.

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BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — Page 6

Baxter provides a broad portfolio of essential renal and hospital products, including home, acute and in-center dialysis; sterile IV solutions; infusion systems and devices; parenteral nutrition; biosurgery products and anesthetics; and pharmacy automation, software and services. The company’s global footprint and the critical nature of its products and services play a key role in expanding access to healthcare in emerging and developed countries. Baxter’s employees worldwide are building upon the company’s rich heritage of medical breakthroughs to advance the next generation of healthcare innovations that enable patient care.

This release includes forward-looking statements concerning the company’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline including results of clinical trials and planned product launches, and outlook for 2017. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products, and the impact of those products on quality or patient safety concerns; product development risks; product quality or patient safety concerns; future actions of regulatory bodies and other governmental authorities, including the FDA, the Department of Justice, the New York Attorney General and foreign counterparts; failures with respect to compliance programs; future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; global, trade and tax policies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the proposed acquisition of Claris Injectables); fluctuations in supply and demand; the availability of acceptable raw materials and component supply; the inability to create timely production capacity or other manufacturing supply difficulties; the ability to achieve the intended results associated with the separation of the biopharmaceutical and medical products businesses; the ability to enforce owned or in-licensed patents or the patents of third parties preventing or restricting manufacture, sale or use of affected products or technology; the impact of global economic conditions; fluctuations in foreign exchange and interest rates; any change in law concerning the taxation of income, including income earned outside the United States; actions taken by tax authorities in connection with ongoing tax audits; breaches or failures of the company’s information technology systems; loss of key employees or inability to identify and recruit new employees; the outcome of pending or future litigation; the adequacy of

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BAXTER REPORTS FIRST-QUARTER 2017 RESULTS AND INCREASES FINANCIAL OUTLOOK FOR FULL-YEAR 2017 — Page 7

the company’s cash flows from operations to meet its ongoing cash obligations and fund its investment program; and other risks identified in Baxter’s most recent filing on Form 10-K and other Securities and Exchange Commission filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

# # #

BAXTER — PAGE  8

BAXTER INTERNATIONAL INC.

Consolidated Statements of Income

Three Months Ended March 31, 2017 and 2016

(unaudited)

(in millions, except per share and percentage data)

	Three Months Ended March 31,
	2017		2016		Change

NET SALES	$ 2,475		$2,375		4%

COST OF SALES	1,433		1,410		2%

GROSS MARGIN	1,042		965		8%

% of Net Sales	42.1%		40.6%		1.5 pts

MARKETING AND ADMINISTRATIVE EXPENSES	570		641		(11%	)
% of Net Sales	23.0%		27.0%		(4 pts	)

RESEARCH AND DEVELOPMENT EXPENSES	128		136		(6%	)
% of Net Sales	5.2%		5.7%		(0.5 pts	)

OPERATING INCOME	344		188		83%

% of Net Sales	13.9%		7.9%		6 pts

NET INTEREST EXPENSE	14		28		(50%	)

OTHER EXPENSE (INCOME), NET	2		(3,169)		(100%	)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	328		3,329		(90%	)

INCOME TAX EXPENSE (BENEFIT)	55		(58)		(195%	)

% of Income from Continuing Operations before Income Taxes	16.8%		(1.7%	)	18.5 pts

INCOME FROM CONTINUING OPERATIONS	273		3,387		(92%	)

LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX A	(1)		(7)		(86%	)

NET INCOME	$ 272		$3,380		(92%	)

INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE
Basic	$ 0.50		$ 6.17		(92%	)

Diluted	$ 0.50		$ 6.13		(92%	)

LOSS FROM DISCONTINUED OPERATIONS PER COMMON SHARE
Basic	$ 0.00		($ 0.01)		(100%	)

Diluted	($ 0.01)		($ 0.01)		0%

NET INCOME PER COMMON SHARE
Basic	$ 0.50		$ 6.16		(92%	)

Diluted	$ 0.49		$ 6.12		(92%	)

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	541		549
Diluted	551		552

ADJUSTED OPERATING INCOME (excluding special items)	$ 406	B	$ 249	B	63%

ADJUSTED PRE-TAX INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 390	B	$ 248	B	57%

ADJUSTED INCOME FROM CONTINUING OPERATIONS (excluding special items)	$ 318	B	$ 199	B	60%

ADJUSTED DILUTED EPS FROM CONTINUING OPERATIONS (excluding special items)	$ 0.58	B	$ 0.36	B	61%

A	Operating results from Baxalta Incorporated (“Baxalta”) are classified as discontinued operations for all periods presented.

B	Refer to page 9 for a description of the adjustments and a reconciliation to GAAP measures.

BAXTER — PAGE  9

BAXTER INTERNATIONAL INC.

Note to Consolidated Statements of Income

Three Months Ended March 31, 2017 and 2016

Description of Adjustments and Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in millions, except per share and percentage data)

The company’s GAAP results for the three months ended March 31, 2017 and 2016 included special items which impacted the GAAP measures as follows:

	Three Months Ended March 31,
	2017	2016	Change
Gross Margin	$ 1,042	$ 965	8%
Intangible asset amortization expense [1]	38	40
Business optimization items [2]	16	12
Product-related items [4]	—	(12)

Adjusted Gross Margin	$ 1,096	$ 1,005	9%

% of Net Sales	44.3%	42.3%	2 pts

Marketing and Administrative Expenses	$ 570	$ 641	(11%	)
Business optimization items [2]	(15)	(3)
Baxalta separation-related costs [3]	(7)	(18)
Historical rebate and discount adjustments [5]	12	—

Adjusted Marketing and Administrative Expenses	$ 560	$ 620	(10%	)

% of Net Sales	22.6%	26.1%	(3.5 pts	)

Research and Development Expenses	$ 128	$ 136	(6%	)
Business optimization items [2]	2	—

Adjusted Research and Development Expenses	$ 130	$ 136	(4%	)

% of Net Sales	5.3%	5.7%	(0.4 pts	)

Operating Income	$ 344	$ 188	83%
Impact of special items	62	61

Adjusted Operating Income	$ 406	$ 249	63%

% of Net Sales	16.4%	10.5%	5.9 pts

Other Expense (Income), Net	$ 2	$ (3,169)	(100%	)
Net realized gains on Retained Shares transactions [6]	—	3,243
Loss on debt extinguishment [7]	—	(101)

Adjusted Other Expense (Income), Net	$ 2	$ (27)	(107%	)

Pre-Tax Income from Continuing Operations	$ 328	$ 3,329	(90%	)
Impact of special items	62	(3,081)

Adjusted Pre-Tax Income from Continuing Operations	$ 390	$ 248	57%

Income Tax Expense (Benefit)	$ 55	$ (58)	(195%	)
Impact of special items	17	107

Adjusted Income Tax Expense	$ 72	$ 49	47%

% of Adjusted Pre-Tax Income from Continuing Operations	18.5%	19.8%	(1.3 pts	)

Income from Continuing Operations	$ 273	$ 3,387	(92%	)
Impact of special items	45	(3,188)

Adjusted Income from Continuing Operations	$ 318	$ 199	60%

Diluted EPS from Continuing Operations	$ 0.50	$ 6.13	(92%	)
Impact of special items	0.08	(5.77)

Adjusted Diluted EPS from Continuing Operations	$ 0.58	$ 0.36	61%

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Diluted	551	552

BAXTER — PAGE  10

[1]	The company’s results in 2017 and 2016 included intangible asset amortization expense of $38 million ($28 million, or $0.05 per diluted share, on an after-tax basis) and $40 million ($29 million, or $0.05 per diluted share, on an after-tax basis), respectively.

[2]	The company’s results in 2017 included a net charge of $29 million ($21 million, or $0.04 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $3 million related to restructuring activities, $21 million of costs to implement business optimization programs which primarily included external consulting and project employee costs, and $5 million of accelerated depreciation associated with facilities to be closed. The $3 million of net restructuring charges ($2 million, or $0.00 per diluted share, on an after-tax basis) included net $2 million of employee termination costs and $1 million related to contract termination costs.

The company’s results in 2016 included a net charge of $15 million ($10 million, or $0.02 per diluted share, on an after-tax basis) related to business optimization initiatives. This included a net charge of $4 million related to restructuring activities, $4 million of costs to implement business optimization programs which primarily included external consulting fees, and $7 million of Gambro integration costs. The $4 million of net restructuring charges ($2 million, or $0.00 per diluted share, on an after-tax basis) related to employee termination costs.

[3]	The company’s results in 2017 and 2016 included costs incurred related to the Baxalta separation totaling $7 million ($5 million, or $0.01 per diluted share, on an after-tax basis) and $18 million ($12 million, or $0.02 per diluted share, on an after-tax basis), respectively.

[4]	The company’s results in 2016 included a benefit of $12 million ($7 million, or $0.01 per diluted share, on an after-tax basis) related to an adjustment to the SIGMA SPECTRUM infusion pump reserves.

[5]	The company’s results in 2017 included a benefit of $12 million ($9 million, or $0.02 per diluted share, on an after-tax basis) related to an adjustment to the company’s historical rebates and discount reserves.

[6]	The company’s results in 2016 included net realized gains of $3.2 billion ($3.3 billion, or $5.97 per diluted share, on an after-tax basis), related to the debt-for-equity exchanges of the company’s retained shares in Baxalta for certain company indebtedness (together the “Retained Shares transactions”). A tax benefit of $54 million was recognized as a result of the Retained Shares transactions.

[7]

The company’s results in 2016 included a net debt extinguishment loss totaling $101 million ($65 million, or $0.12 per diluted share, on an after-tax basis) related to the March 2016 debt-for-equity exchange for certain company indebtedness in a Retained Shares transaction.

For more information on the company’s use of non-GAAP financial measures in this press release, please see the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this press release.

BAXTER — PAGE  11

BAXTER INTERNATIONAL INC.

Net Sales

Periods Ending March 31, 2017 and 2016

(unaudited)

($ in millions)

	Q1 2017	Q1 2016	% Growth @ Actual Rates		% Growth @ Constant Rates

Renal
United States	$ 216	$ 201	7%		7%
International	680	697	(2%	)	(1%	)
Total Renal	$ 896	$ 898	(0%	)	1%

Hospital Products
United States	$ 887	$ 791	12%		12%
International	692	686	1%		2%
Total Hospital Products	$1,579	$1,477	7%		7%

Baxter International Inc.
United States	$1,103	$ 992	11%		11%
International	1,372	1,383	(1%	)	0%
Total Baxter	$2,475	$2,375	4%		5%

BAXTER — PAGE  12

BAXTER INTERNATIONAL INC.

Sales by Franchise

Periods Ending March 31, 2017 and 2016

(unaudited)

($ in millions)

	Q1 2017	Q1 2016	% Growth @ Actual Rates		% Growth @ Constant Rates

Total Renal [1]	$ 896	$ 898	(0%	)	1%

Hospital Products
Fluid Systems [2]	$ 585	$ 524	12%		12%
Integrated Pharmacy Solutions [3]	552	556	(1%	)	0%
Surgical Care [4]	334	305	10%		10%
Other [5]	108	92	17%		18%
Total Hospital Products	$1,579	$1,477	7%		7%

Total Baxter	$2,475	$2,375	4%		5%

[1]	Includes sales of the company’s peritoneal dialysis, hemodialysis and continuous renal replacement therapies.

[2]	Includes sales of the company’s IV therapies, infusion pumps and administration sets.

[3]	Includes sales of the company’s premixed and oncology drug platforms, nutrition products and pharmacy compounding services.

[4]	Includes sales of the company’s inhaled anesthesia products as well as biological products and medical devices used in surgical procedures for hemostasis, tissue sealing and adhesion prevention.

[5]	Includes sales primarily from the company’s pharmaceutical partnering business.

BAXTER — PAGE  13

BAXTER INTERNATIONAL INC.

Franchise Sales by U.S. and International

Periods Ending March 31, 2017 and 2016

(unaudited)

($ in millions)

	Q1 2017			Q1 2016				% Growth
	U.S.	International	Total	U.S.	International	Total	U.S.	International		Total

Total Renal	$ 216	$ 680	$ 896	$201	$ 697	$ 898	7%	(2%	)	0%

Hospital Products
Fluid Systems	$ 359	$ 226	$ 585	$298	$ 226	$ 524	20%	0%		12%
Integrated Pharmacy Solutions	266	286	552	264	292	556	1%	(2%	)	(1%	)
Surgical Care	202	132	334	181	124	305	12%	6%		10%
Other	60	48	108	48	44	92	25%	9%		17%
Total Hospital Products	$ 887	$ 692	$1,579	$791	$ 686	$1,477	12%	1%		7%

Total Baxter	$1,103	$1,372	$2,475	$992	$1,383	$2,375	11%	(1%	)	4%

BAXTER — PAGE  14

BAXTER INTERNATIONAL INC.

Free Cash Flow Reconciliation

(unaudited)

($ in millions)

	Three Months Ended March 31,
	2017	2016
Cash flows from operations — continuing operations	$206	($174)
Capital expenditures	(123)	(184)
Free cash flow — continuing operations	$ 83	($358)

BAXTER — PAGE  15

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Change in Net Sales As Reported to Operational Sales

From The Three Months Ended March 31, 2016 to The Three Months Ended March 31, 2017

(unaudited)

	Q1 2017
	Net sales	US	Product		Operational
	As Reported	Cyclophosphamide	Exits	FX	Sales

Total Renal	0%	0%	1%	1%	2%

Hospital Products
Fluid Systems	12%	0%	1%	0%	13%
Integrated Pharmacy Solutions	-1%	3%	1%	1%	4%
Surgical Care	10%	0%	1%	0%	11%
Other	17%	0%	0%	1%	18%
Total Hospital Products	7%	2%	1%	0%	10%

Baxter International Inc.
United States	11%	2%	0%	0%	13%
International	-1%	0%	2%	1%	2%
Total Baxter	4%	1%	1%	1%	7%

BAXTER — PAGE  16

BAXTER INTERNATIONAL INC.

Reconciliation of Non-GAAP Financial Measure

Projected 2017 Adjusted Earnings Per Share and Projected GAAP Earnings Per Share

(unaudited)

2017 Earnings Per Share Guidance	Q2 2017	FY 2017
Earnings per Diluted Share — Adjusted	$0.55 - $0.57	$2.20 - $2.28
Estimated intangible asset amortization	$0.05	$0.20
Estimated business optimization charges	$0.15 - $0.18	$0.27 - $0.33
Estimated Baxalta separation-related expenses	$0.01	$0.02
Historical rebate and discount adjustments	—	($0.01)
Earnings per Diluted Share — GAAP	$0.31 - $0.36	$1.66 - $1.80